UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 16, 2005


                          MEDISCIENCE TECHNOLOGY CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        NEW JERSEY                   0-7405                      22-1937826
--------------------------------------------------------------------------------
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)


1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey            08003
--------------------------------------------------------------------------------
       (Address of principal executive offices)                     (Zip Code)

(Registrant's telephone number, including area code): (856) 428-7952


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure
------------------------------------

On August 16, 2005 ,in accordance with contracted terms, registrant announced it successfully closed its REG D Private Placement in the amount of $ 1,525,000. Registrant choose to allocate and close this offering on a smaller number of UNITS subscribed avoiding additional dilution to its shares with the maximum of number of UNITS of 160 or $4m"

Regulation D offering: $25,000 UNITS of Mediscience Common restricted per SEC Rule 144, each individual investment no less than $25,000 with a minimum subscription of fourteen (14) UNITS ($350.000) to a maximum subscription of one hundred sixty (160) UNITS ($4,000,000). Each UNIT share of unregistered MTC common valued at fifty ($.50) cents per share with one warrant per share attached to purchase one additional share at one dollar ($1.00) a share of Mediscience common share restricted per SEC Rule 144, said warrant expiring by its terms on August 1, 2007." The Company reserved the right to accept or reject any subscription tendered, to August 15,2005 this offerings closing in whole or in part without registration rights. Registant issued an aggregate of 3,050,000 shares $0.01 par value (the "Common Shares"), of Registrant to 30 separate accredited investors with a total of 3,050,000 warrants attached to purchase registrants common shares restricted per SEC Rule 144 at one dollar ($1.00) a share said warrants expiring by their terms on Aug 1, 2007 in privately negotiated transactions consummated pursuant to separate Stock Purchase Agreements (the " Mediscience Technology II" Stock Purchase Agreements"). A copy of the SEC filed REG D is filed with this Form 8-K as Exhibit 10.1,

Item 9.01   Financial Statements and Exhibits.
---------------------------------------------

      (a) and (b)       Not applicable.

      (c)   Exhibits:

                                INDEX TO EXHIBITS

                Current Report on Form 8-K dated August 16, 2005

Exhibit No.    Description
----------     -----------
  10.1         FORM REG D Private Placement closing by its terms August 15, 2005 between accredited investors and Registrant

  10.2         Press release dated: July 16, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Mediscience Technology Corp.
                                              Dated: August 16, 200
                                              By: /s/s Peter Katevatis
                                              Peter Katevatis
                                              Chairman/CEO